Exhibit 10.1

STONEMOR OPERATING LLC

CORNERSTONE FAMILY SERVICES

WEST VIRGINIA SUBSIDIARY, INC.

OSIRIS HOLDING OF MARYLAND SUBSIDIARY, INC.

$150,000,000 10 1/4% Senior Notes due 2017

PURCHASE AGREEMENT

November 18, 2009

BANC OF AMERICA SECURITIES LLC

    As Representative of the Initial Purchasers

c/o Banc of America Securities LLC

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Introductory. StoneMor Operating LLC, a Delaware limited liability company (the “Company”), Cornerstone Family Services West Virginia Subsidiary, Inc., a West Virginia corporation (“Cornerstone Co”), and Osiris Holding of Maryland Subsidiary, Inc., a Maryland corporation (“Osiris Co”, and together with the Company and Cornerstone Co, the “Issuers”), each of which is a wholly-owned subsidiary of StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), as joint and several obligors, propose to issue and sell to the several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A, of $150,000,000 aggregate principal amount of the Issuers’ 10  1/4% Senior Notes due 2017 (the “Notes”). Banc of America Securities LLC has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Securities (as defined below).

The Securities will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined in Section 2 hereof), among the Issuers, the Initial Guarantors (as defined below) and Wilmington Trust Company, as trustee (the “Trustee”). The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (the “DTC Agreement”), among the Issuers, the Trustee and the Depositary.

The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Issuers, the Initial Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Initial Guarantors may be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Issuers with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Notes (the “Exchange Offer”) and (ii) a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use their commercially reasonable efforts to cause such registration statements to be declared effective. All references herein to the Exchange Notes and the Exchange Offer are only applicable if the Issuers and the Initial Guarantors (as defined below) are in fact required to consummate the Exchange Offer pursuant to the Registration Rights Agreement.

For purposes of this Agreement, a “Business Day” means any day other than a Saturday or Sunday or other day on which banking institutions in New York City are authorized or required by law to close.

The payment of principal of, premium, if any, and interest on the Notes and the Exchange Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by (i) the Parent and (ii) the Company’s subsidiaries listed on Schedule B hereto (collectively, the “Subsidiary Guarantors”; and together with the Parent, the “Initial Guarantors”) pursuant to their guarantees (the “Guarantees”). The Parent’s and each Subsidiary Guarantor’s respective successors and assigns and any subsidiary of the Parent formed or acquired after the Closing Date that executes an additional guarantee (together with the Initial Guarantors, the “Guarantors”) in accordance with the terms of the Indenture and such subsidiary’s successors and assigns, shall be deemed to be a Guarantor. The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.”

The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire the Securities shall be deemed to have agreed that the Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Issuers have prepared and delivered to the Initial Purchasers copies of a Preliminary Offering Memorandum, dated November 10, 2009 (the “Preliminary Offering Memorandum”), and have prepared and delivered to the Initial Purchasers copies of a Pricing Supplement, dated November 18, 2009 in the form attached hereto as Annex II (the “Pricing Supplement”), describing the terms of the Securities, each for use by the Initial Purchasers in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Purchase Agreement (the “Agreement”) is executed and delivered, the Issuers will prepare and deliver to the Initial Purchasers a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information, if any, filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information, if any, filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

On November 12, 2009, Parent filed with the Commission a preliminary prospectus supplement, pursuant to Rule 424(b) under the Act relating to the underwritten public offering by the Parent of 1,275,000 additional common units (the “Common Units”) representing limited partner interests in the Parent (plus an additional 191,250 Common Units issuable upon exercise of the underwriter’s option to purchase additional Common Units) (the “Public Equity Offering”).

In connection with the transactions described herein, Stonemor GP LLC, the Parent and certain of the Parent’s subsidiaries will enter into an amendment to their existing Amended and Restated Credit Agreement dated August 15, 2007, by and among the Company, as Borrower, various subsidiaries thereof as additional Borrowers, the Parent and StoneMor GP LLC, as guarantors, Bank of America, N.A., as administrative agent, swingline lender and L/C issuer, and the other lenders named therein to become effective upon consummation of the offering of the Securities. Any reference herein to the “Amended and Restated Credit Facility” shall be deemed to refer to the Amended and Restated Credit Facility existing as of the date of this Agreement or the Closing Date, as applicable.

In connection with the transactions described herein, Stonemor GP LLC, the Parent and certain of the Parent’s subsidiaries will enter into an amendment to their Amended and Restated Note Purchase Agreement, dated as of August 15, 2007 (the “Note Purchase Agreement”), to become effective upon consummation of the offering of the Securities. Any reference herein to the “Note Purchase Agreement” shall be deemed to refer to the Note Purchase Agreement existing as of the date of this Agreement or the Closing Date, as applicable.

The Issuers and the Initial Guarantors hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties. Each of the Issuers and the Initial Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. Neither the Issuers, the Initial Guarantors nor any of their respective affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), nor any person acting on its or any of their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Issuers and the Initial Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Issuers, the Initial Guarantors, or any of their respective Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Issuers and the Initial Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Issuers, the Initial Guarantors, their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Issuers and Initial Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Issuers, the Initial Guarantors and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Issuers and Initial Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c) Eligibility for Resale under Rule 144A. When issued on the Closing Date, the Securities will be eligible for resale pursuant to Rule 144A and will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a) hereof, as applicable) as of the Closing Date, contains or will contain an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. Neither the Issuers or Parent have distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e) Issuers Additional Written Communications. The Issuers have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a) hereof. Each such communication by the Issuers or their agents and representatives pursuant to clause (iii) of the preceding sentence (each, an “Issuers Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Issuers Additional Written Communication made in reliance upon and in conformity with information furnished to the Issuers or the Initial Guarantors in writing by the Initial Purchasers through the Representative expressly for use in any Issuers Additional Written Communication.

(f) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by each Issuer and each Initial Guarantor, and is a valid and binding agreement of, each Issuer and each Initial Guarantor.

(g) The Registration Rights Agreement and DTC Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the Initial Purchasers, will constitute a valid and binding agreement of, each Issuer and each Initial Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnification may be limited by applicable law. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of, each Issuer, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(h) Authorization of the Notes, the Guarantees and the Exchange Notes. The Notes to be purchased by the Initial Purchasers from the Issuers will on the Closing Date be in substantially the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Issuers and, when issued and authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each Issuer, enforceable against each Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in an proceeding in equity or at law) and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by the Issuers, and when issued and authenticated by the Trustee in accordance with the terms of the Indenture and delivered in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of each Issuer, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes when issued will be in substantially the respective forms contemplated by the Indenture and have been duly authorized for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Initial Guarantors and, when the Indenture has been duly authorized, executed and delivered by the Issuers and the Trustee and when the Notes have been authenticated by the Trustee in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Initial Guarantors; and, when the Indenture has been duly authorized, executed and delivered by the Issuers and the Trustee and when the Exchange Notes have been authenticated by the Trustee in the manner provided for in the Indenture and issued and delivered in accordance with the Registration Rights Agreement, the Guarantees of the Exchange Notes will constitute valid and binding agreements of the Initial Guarantors, in each case, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture.

(i) Authorization of the Indenture. The Indenture has been duly authorized by each Issuer and each Initial Guarantor and, at the Closing Date, will have been duly executed and delivered by each Issuer and each Initial Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee, will constitute a valid and binding agreement of each Issuer and each Initial Guarantor, enforceable against each Issuer and each Initial Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(j) Description of the Securities, the Indenture and the Registration Rights Agreement. The Securities, the Exchange Securities, the Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(k) Independent Accountants. Deloitte & Touche LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission and included in the Offering Memorandum is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by Deloitte & Touche LLP to the Issuers or any of the Initial Guarantors have been approved by the Audit Committee of the Board of Directors of Stonemor GP LLC.

(l) Preparation of the Financial Statements. The historical financial statements included in the Offering Memorandum, together with the related schedules and notes, present fairly in all material respects the financial condition, results of operations and cash flows of the Parent and its consolidated subsidiaries or the entities or the assets purported to be shown thereby on the basis stated therein at the dates indicated and the statements of operations, partners’ equity and statement of cash flows of the Parent and its consolidated subsidiaries or of the entities or the assets purported to be shown thereby for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be stated in the notes thereto. The audited financial data set forth in the Offering Memorandum under the captions “Summary–Summary Historical Consolidated Financial and Operating Data” and “Selected Historical Consolidated Financial and Operating Data” is accurately presented in all material respects and prepared on a basis consistent with that of the audited financial statements from which it has been derived.

(m) Formation and Qualification of Parent. The Parent (A) has been duly organized and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and (B) has all limited partnership power and authority necessary to own, lease and operate its properties and to conduct its business and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities and the Indenture (the “Transaction Documents”), in each case in clause (B) in all material respects as described in the Offering Memorandum; and Parent is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse change on the consolidated financial position, partners’ equity, results of operations, business or prospects of the Parent and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(n) Formation and Qualification of the Issuers. The Company has been duly organized and is validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act (the “Delaware LLC Act”). Cornerstone Co has been duly incorporated and is validly existing as a corporation in good standing under the West Virginia Business Corporation Act. Osiris Co has been duly incorporated and is validly existing as a corporation in good standing under Maryland General Corporation Law. Each Issuer has all limited liability company or corporate power and authority necessary to own, lease and operate its properties and to conduct its business and to enter into and perform its obligations under this Agreement and the Transaction Documents, in the case of each Issuer, in all material respects as described in the Offering Memorandum. Each Issuer is duly qualified as a foreign limited liability company or corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(o) Formation and Qualification of the Subsidiary Guarantors. Each Subsidiary Guarantor (A) has been duly organized and is validly existing as a limited liability company or a corporation in good standing under the laws of the jurisdiction of its incorporation or organization, and (B) has all limited liability company power and corporate power and authority necessary to own, lease and operate its properties and to conduct its business, in each case in clause (B) in all material respects as described in the Offering Memorandum; each of the Subsidiary Guarantors is duly qualified as a foreign limited liability company or corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(p) Ownership of the Company. The Parent is the sole member of the Company with a 100% membership interest in the Company; such membership interest is duly authorized and validly issued in accordance with the limited liability company agreement of the Company (as the same may be amended or restated at or prior to the Closing Date or at the Time of Sale, the “Operating Company Operating Agreement”) and is fully paid (to the extent required under the Operating Company Operating Agreement) and nonassessable (except as such nonassessability may be affected by Section 18–607 of the Delaware LLC Act); and the Parent owns such membership interest free and clear of all liens, encumbrances, security interests, equities, charges and other claims (except as described in the Offering Memorandum or liens created pursuant to the Amended and Restated Credit Facility, the Note Purchase Agreement and related guarantee (the “Note Guarantee”) or the Company’s Senior Secured Series B Notes and Senior Secured Series C Notes (the “Series B Notes” and “Series C Notes”).

(q) Ownership of Cornerstone Co and Osiris Co. The Company owns, directly or indirectly, 100% of the outstanding capital stock of each of Cornerstone Co and Osiris Co; all such stock is duly authorized and validly issued in accordance with the certificate or articles of incorporation and bylaws of each of Cornerstone Co and Osisris Co and is fully paid and nonassessable; and the Company directly or indirectly owns all such stock free and clear of all liens, encumbrances, security interests, equities, charges and other claims (except as described in the Offering Memorandum or liens created pursuant to the Amended and Restated Credit Facility, Note Purchase Agreement, Note Guarantee, the Series B Notes or Series C Notes).

(r) Ownership of the Subsidiary Guarantors. The Company directly or indirectly owns 100% of the outstanding capital stock or outstanding membership interests, as applicable, of each Subsidiary Guarantor; provided that the nonprofit cemeteries identified on Schedule C hereto do not have any owners; all such stock and membership interests are duly authorized and validly issued in accordance with the applicable certificate or articles of incorporation, certificate of formation, bylaws and limited liability company agreement of each Subsidiary Guarantor (collectively, the “Guarantors Charter Documents” and, as to each individual Subsidiary Guarantor, the “Guarantor Charter Documents”) and are fully paid (to the extent required under the applicable Guarantor Charter Document) and nonassessable; and the owners own all such stock and membership interests free and clear of all liens, encumbrances, security interests, equities, charges and other claims (except as described in the Offering Memorandum or liens created pursuant to the Amended and Restated Credit Facility, Note Purchase Agreement, Note Guarantee, the Series B Notes or Series C Notes).

(s) Capitalization. At September 30, 2009, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto and the Public Equity Offering, the Parent would have the outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of equity interests, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options or warrants described in the Offering Memorandum).

(t) No Conflicts. Assuming the amendments to the Amended and Restated Credit Facility and the Note Purchase Agreement are effective at or prior to the Closing Date, none of the offering, issuance and sale by the Issuers of the Notes, the execution, delivery and performance of this Agreement and the Transaction Documents by the Issuers and the Initial Guarantors that are parties hereto and thereto, the consummation of the transactions contemplated hereby and thereby, and the use of proceeds from the sale of the Securities as described in the Offering Memorandum under the caption “Use of Proceeds” (i) conflicts or will conflict with or constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation, certificate of limited partnership or certificate of formation or bylaws or other organizational documents of the Issuers or the Initial Guarantors, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Issuers or the Initial Guarantors is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation generally applicable to the operation of cemeteries and funeral homes, or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Issuers or the Initial Guarantors or any of their properties in a proceeding to which any of them or their property is or was a party, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers or the Initial Guarantors (other than as described in the Offering Memorandum or liens created pursuant to the Amended and Restated Credit Facility, Note Purchase Agreement, Note Guarantee, the Series B Notes or Series C Notes), which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would have, individually or in the aggregate, a Material Adverse Effect.

(u) No Consents. Assuming the accuracy of the representations, warranties and covenants of the Initial Purchasers set forth herein and except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act or the securities laws of the several states of the United States with respect to the Issuers’ and Initial Guarantors’ obligations under the Registration Rights Agreement and the purchase and distribution of the Securities by the Initial Purchasers, (ii) such consents that have been, or prior to the Closing Date and the Time of Sale will be, obtained, (iii) such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect, and (iv) as disclosed in the Offering Memorandum, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Issuers or the Initial Guarantors or any of their respective properties is required in connection with the offering, issuance and sale by the Issuers of the Notes, the execution, delivery and performance of this Agreement and the Transaction Documents by the Issuers and the Initial Guarantors, as applicable, or the consummation of the transactions contemplated hereby and thereby.

(v) No Default. None of the Issuers or Initial Guarantors (i) is in violation of its certificate or agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation, certificate of limited partnership or certificate of formation, or bylaws or other organizational documents, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, statute, ordinance, administrative or governmental rule or regulation generally applicable to the operation of cemeteries and funeral homes or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, which default or violation in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of the Issuers or Initial Guarantors to perform their obligations under this Agreement or the Transaction Documents. To the knowledge of the Issuers and the Initial Guarantors, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Issuers or Initial Guarantors is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which default would, if continued, have a Material Adverse Effect.

(w) Legal Proceedings. Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the knowledge of the Issuers or the Initial Guarantors, threatened against the Parent or any of its subsidiaries, or to which the Parent or any of its subsidiaries is a party, or to which any of their respective properties is subject, that are required by the Exchange Act to be disclosed in an annual report on Form 10-K which are not so disclosed in the Offering Memorandum or could reasonably be expected to result in a Material Adverse Effect, or which might materially and adversely affect the consummation of the transactions contemplated in this Agreement or by the Transaction Documents; and there are no agreements, contracts, indentures, leases or other instruments that are required by the Exchange Act to be disclosed in an annual report on Form 10-K which are not so disclosed in the Offering Memorandum.

(x) Permits. Each of the Parent and its subsidiaries has, or at the Closing Date or at the Time of Sale will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum and except for such permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; except as set forth in the Offering Memorandum, each of the Issuers, the Parent and each of their subsidiaries has, or at the Closing Date or at the Time of Sale will have, fulfilled and performed all its material obligations with respect to such permits which are or will be due to have been fulfilled and performed by such date and no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Offering Memorandum, none of such permits contains, or at the Closing Date or at the Time of Sale will contain, any restriction that is materially burdensome to the Parent and its subsidiaries considered as a whole.

(y) Title to Properties. At the Closing Date and at the Time of Sale, the Company and its operating subsidiaries will have good and marketable title to all real property and good title to all personal property described in the Offering Memorandum to be owned by the Company and its operating subsidiaries, in each case free and clear of all liens, claims, security interests and other encumbrances except (i) as described, and subject to the limitations contained, in the Offering Memorandum, (ii) that arise under the Amended and Restated Credit Facility, Note Purchase Agreement, Note Guarantee, Series B Notes or Series C Notes and (iii) as do not materially affect the value of all such properties taken as a whole and do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Offering Memorandum; provided that, with respect to any real property and buildings held under lease by the Company and its operating subsidiaries, such real property and buildings are or will be held or to be held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of the properties of the Parent and its subsidiaries taken as a whole as they have been used in the past as described in the Offering Memorandum and are proposed to be used in the future as described in the Offering Memorandum.

(z) Tax Returns. Each of the Parent and its subsidiaries has filed (or has obtained extensions with respect to) all material federal, state and local income and franchise tax returns required to be filed through the date of this Agreement, which returns are correct and complete in all material respects, and has timely paid all taxes due thereon, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) that, if not paid, would not have a Material Adverse Effect.

(aa) “Investment Company”. None of the Issuers is now, and after the sale of the Securities to be sold by the Issuers hereunder and the application of the net proceeds from such sale as described in the Offering Memorandum under the caption “Use of Proceeds,” will be an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(bb) Insurance. The Parent and its subsidiaries maintain insurance covering their properties, operations, personnel and businesses against such losses and risks and in such amounts as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. None of the Parent or its subsidiaries have received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date and the Time of Sale.

(cc) No Price Stabilization or Manipulation. The Issuers have not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Parent or the Issuers to facilitate the sale or resale of the Securities.

(dd) Solvency. Each of the Issuers and the Initial Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such person is greater than the total amount required to pay the liabilities (including contingent liabilities) of such person on its total existing debts as they become absolute and matured, (ii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and become due in the ordinary course of business and (iii) such person does not have unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged.

(ee) Compliance with Sarbanes-Oxley. The Parent is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith.

(ff) Accounting Controls and Disclosure Controls. The Issuers, the Parent and their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Offering Memorandum, since the end of the Parent’s most recent audited fiscal year, there has been (I) no material weakness in the Parent’s internal control over financial reporting (whether or not remediated) and (II) no change in the Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Parent’s internal control over financial reporting. The Parent and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Parent’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(gg) Environmental Compliance. At the Closing Date and the Time of Sale, the Issuers, the Parent and its subsidiaries (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(hh) No Labor Dispute. Except as disclosed in the Offering Memorandum, no labor dispute with the employees of the Parent or its subsidiaries exists or, to the knowledge of the Issuers and the Initial Guarantors, is imminent or threatened that is reasonably likely to result in a Material Adverse Effect.

(ii) Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among the Parent or any of its subsidiaries on the one hand, and any director, officer, member, unitholder, customer or supplier of the Parent or any of its subsidiaries, on the other hand, which is required by the Exchange Act to be described in an annual report on Form 10-K which is not so disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Parent or any of its subsidiaries to or for the benefit of any of the officers or directors of the Parent or any of its subsidiaries or any of their respective family members.

(jj) Foreign Corrupt Practices Act. Neither the Parent nor any of its subsidiaries nor, to the knowledge of the Issuers and the Initial Guarantors, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Parent or any of its subsidiaries, has used any partnership, limited liability company or corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from partnership, limited liability company or corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(kk) Money Laundering Laws. The operations of the Parent and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Issuers or the Initial Guarantors, threatened.

(ll) OFAC. Neither the Parent nor any of its subsidiaries nor, to the knowledge of the Issuers and the Initial Guarantors, the Parent, any director, officer, agent, employee, affiliate or person acting on behalf of the Parent or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuers and the Parent will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(mm) Statistical and Market-Related Data. Any statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Issuers and the Initial Guarantors believe to be reliable and accurate in all material respects.

(nn) Regulation S. The Issuers and the Initial Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers and their affiliates, as to whom the Issuers and the Initial Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. person who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Any certificate signed by an officer of the Issuers or any Initial Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Issuers or such Initial Guarantor to the Initial Purchasers as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. Each of the Issuers and the Initial Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and the Initial Purchasers, severally and not jointly, agree to purchase from the Issuers and the Initial Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 94.352% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

(b) The Closing Date. Delivery of certificates for the Securities in global form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Vinson & Elkins LLP, 666 Fifth Avenue, New York, New York 10103 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York City time, on November 24, 2009, or such other time and date as the Representative shall designate by notice to the Issuers (the time and date of such closing are called the “Closing Date”). The Issuers hereby acknowledge that circumstances under which the Representative may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Issuers or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c) Delivery of the Securities. The Issuers shall deliver, or cause to be delivered, the Securities to the Representative for the accounts of the several Initial Purchasers through the facilities of the Depository at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the Business Day preceding the Closing Date at a location in New York City, as the Representative may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers and the Initial Guarantors that:

(i) it will offer and sell Securities only to persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A and outside the United States to persons who it reasonably believes are “non-U.S. persons” (within the meaning of Regulation S) in compliance with Regulation S;

(ii) it is a Qualified Institutional Buyer; and

(iii) it will not offer or sell Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act or by any directed selling efforts within the meaning of Regulation S.

SECTION 3. Additional Covenants. Each of the Issuers and the Initial Guarantors further covenants and agrees with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Issuers Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second Business Day following the date hereof, the Issuers will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement and such other immaterial information approved by the Representative. The Issuers will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement. The Issuers will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least two Business Days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Issuers Additional Written Communication, the Issuers will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.

(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Issuers and the Initial Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Issuers and the Initial Guarantors agree to promptly prepare (subject to Section 3(a) hereof), and furnish at their own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

(c) Copies of the Offering Memorandum. The Issuers agree to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. Each of the Issuers and the Initial Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Issuers or any of the Initial Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Issuers will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuers and the Initial Guarantors shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Use of Proceeds. The Issuers shall apply the net proceeds from the sale of the Securities sold by them in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f) The Depositary. The Issuers will cooperate with the Initial Purchasers and use their commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Parent shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.

(h) Agreement Not To Offer or Sell Additional Securities. During the period of 90 days following the date hereof, the Issuers will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld at the sole discretion of Banc of America Securities LLC), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Issuers or securities exchangeable for or convertible into debt securities of the Issuers (other than as contemplated by this Agreement and to register the Exchange Securities). For the avoidance of doubt, this paragraph (h) shall not affect the ability of the Parent or its subsidiaries to borrow amounts under the Amended and Restated Credit Facility.

(i) Future Reports to the Initial Purchasers. Solely to the extent required by the Indenture and within the deadlines specified therein, at any time when the Parent is not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Parent will furnish to the Representative and, upon request, to each of the other Initial Purchasers: (i) copies of the Annual Report of the Parent containing the balance sheet of the Parent as of the close of such fiscal year and statements of income, Partners’ capital and cash flows for the year then ended and the opinion thereon of the Parent’s independent public or certified public accountants; (ii) copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Parent with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange; and (iii) copies of any report or communication of the Parent mailed generally to holders of its equity interests or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(j) No Integration. The Issuers agree that it will not and will cause its Affiliates not to make any offer or sale of securities of the Issuers of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k) No Restricted Resales. During the period of one year after the Closing Date, the Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(l) Legended Securities. Each certificate for a Note will bear the legend substantially to the effect of that contained in “Notice to Investors” in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

Banc of America Securities LLC, the Representative on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Issuers or any Initial Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. Each of the Issuers and the Initial Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Issuers’ and the Initial Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement and the Notes and Guarantees, (v) all filing fees and expenses incurred by the Issuers, the Initial Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to the review by FINRA, if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Initial Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Issuers and the Initial Guarantors of their respective other obligations under this Agreement and (x) its own expenses incident to the “road show” for the offering of the Securities and 50% of the cost of any chartered airplane or other transportation. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. A. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuers and the Initial Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Issuers and the Initial Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from Deloitte & Touche LLP, the independent registered public accounting firm for the Issuers, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants, a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 5 days prior to the Closing Date.

(b) No Material Adverse Effect or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representative there shall not have occurred any Material Adverse Effect; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Issuers or the Initial Guarantors by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.

(c) Opinion of Special Counsel for the Issuers and Initial Guarantors. On the Closing Date the Initial Purchasers shall have received the favorable opinion and a negative assurance letter of each of (i) Vinson & Elkins LLP, special counsel for the Issuers and Initial Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit A-1; and (ii) Blank Rome, LLP, special counsel for the Issuers and the Guarantors, dated the Closing Date; the form of which is attached as Exhibit A-2. On the Closing Date, the Initial Purchasers shall have also received reliance and opinion letters from local counsels to certain Issuers and Initial Guarantors, dated as of the Closing Date, whereby such local counsels allow the Initial Purchasers to rely on the opinions delivered by such local counsels in connection with the Amended and Restated Credit Facility and provide certain other opinions.

(d) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion and negative assurance letter of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(e) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of each Issuer and each Initial Guarantor and the Chief Financial Officer or Chief Accounting Officer of each Issuer and each Initial Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Effect;

(ii) the representations, warranties and covenants of the Issuers and the Initial Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Issuers and the Initial Guarantors have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(f) Indenture; Registration Rights Agreement. The Issuers and the Initial Guarantors shall have executed and delivered the Indenture and the Initial Purchasers shall have received executed copies thereof. The Issuers and the Initial Guarantors shall have executed and delivered the Registration Rights Agreement and the Initial Purchasers shall have received such executed counterparts.

(g) Amended Note Purchase Agreement. Concurrently with the Closing, the amendment to the Note Purchase Agreement shall have become effective.

(h) Amended and Restated Credit Facility. Concurrently with the Closing, the amendment to the Amended and Restated Credit Facility shall have become effective.

(i) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5A is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Issuers at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8, 9, 12 and 16 hereof shall at all times be effective and shall survive such termination.

B. Conditions of the Obligations of the Issuers and the Initial Guarantors. The obligations of the several Issuers to issue and sell the Securities as provided herein on the Closing Date shall be subject to the following additional conditions:

(a) Amended Note Purchase Agreement. Concurrently with the Closing, the amendment to the Amended Note Purchase Agreement shall have become effective.

(b) Amended and Restated Credit Facility. Concurrently with the Closing, the amendment to the Amended and Restated Credit Facility shall have become effective.

If any condition specified in this Section 5B is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Issuers by notice to the Representative at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8, 9, 12 and 16 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 5A (other than pursuant to clauses (g) and (h) thereof) or clauses (i), (v) or (vi) of Section 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or to comply with any provision hereof, the Issuers agree to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. The Initial Purchasers, on the one hand, and each of the Issuers and each of the Initial Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are permitted to be made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c) With respect to Securities offered and sold in reliance upon Regulation S, no direct selling efforts within the meaning of Regulation S will be used and the other offering restrictions set forth in Regulation S will be complied with.

(d) Upon original issuance by the Issuers, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the legend substantially in the form of that contained in “Notice to Investors” in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by Subsequent Purchasers.

SECTION 8. Indemnification.

(a) Indemnification of the Initial Purchasers. The Issuers and the Initial Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuers), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of any of the Issuers or the Initial Guarantors contained herein; or (iii) in whole or in part upon any failure of any of the Issuers or the Initial Guarantors to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that the Issuers and the Initial Guarantors shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that any of the Issuers or the Initial Guarantors may otherwise have.

(b) Indemnification of the Issuers and the Initial Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each Initial Guarantor, each of their respective directors and each person, if any, who controls the Issuers or any Initial Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Issuers, any Initial Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Issuers, any Initial Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Issuers, any Initial Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Issuers and the Initial Guarantors hereby acknowledges that only information that the Initial Purchasers through the Representative have furnished to the Issuers expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the second and third sentences of the fifth paragraph and the statements set forth under the sixth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Issuers and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuers and the Initial Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Issuers, the Initial Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, the Initial Purchasers shall not be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Issuers or any Initial Guarantor, and each person, if any, who controls the Issuers or any Initial Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuers and the Initial Guarantors.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Issuers if at any time: (i) trading or quotation in any of the Parent’s securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market; (ii) trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (v) in the judgment of the Representative there shall have occurred any Material Adverse Effect; or (vi) the Parent or its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Parent regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Issuers or any Initial Guarantor to any Initial Purchaser, except that the Issuers and the Initial Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Issuers, or (iii) any party hereto to any other party except that the provisions of Sections 8, 9, 12 and 16 hereof shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Initial Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Issuers, any Initial Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

Facsimile: 212-901-7897

Attention: Legal Department

with a copy to:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10005

Facsimile: 212-269-5420

Attention: Mr. Luis R. Penalver, Esq.

If to the Issuers or the Initial Guarantors:

StoneMor Partners L.P.

311 Veterans Highway, suite B

Levittown, Pennsylvania 19056

Facsimile: 215-826-2853

Attention: William R. Shane

with a copy to:

Vinson & Elkins LLP

666 Fifth Avenue

New York, New York 10103

Facsimile: 212-237-0100

Attention: Ms. Caroline Blitzer, Esq.

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amount of Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8, 9, 12 and 16 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Issuers and the Initial Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuers and the Initial Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Issuers and the Initial Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Issuers, the Initial Guarantors or their respective affiliates, unitholders, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuers or the Initial Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuers or the Initial Guarantors on other matters) or any other obligation to the Issuers and the Initial Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuers and the Initial Guarantors and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuers and the Initial Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers, the Initial Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Issuers and the Initial Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Issuers and the Initial Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Issuers the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC, its
general partner

By:	/s/ William R. Shane
Name:	William R. Shane
Title:	Executive Vice President and
Chief Financial Officer

STONEMOR OPERATING LLC

By:	/s/ William R. Shane
Name:	William R. Shane
Title:	Executive Vice President and
Chief Financial Officer

CORNERSTONE FAMILY SERVICES WEST VIRGINIA SUBSIDIARY, INC.

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

OSIRIS HOLDING OF MARYLAND SUBSIDIARY, INC.

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Alleghany Memorial Park Subsidiary, Inc.
Altavista Memorial Park Subsidiary, Inc.
Arlington Development Company
Augusta Memorial Park Perpetual Care Company
Birchlawn Burial Park Subsidiary, Inc.
Cedar Hill Funeral Home, Inc.
Cemetery Investments Subsidiary, Inc.
Columbia Memorial Park Subsidiary, Inc.
Cornerstone Family Insurance Services, Inc.
Cornerstone Family Services of New Jersey, Inc.
Cornerstone Family Services of West Virginia Subsidiary, Inc.
Covenant Acquisition Subsidiary, Inc.
Eloise B. Kyper Funeral Home, Inc.
Glen Haven Memorial Park Subsidiary, Inc.
Henlopen Memorial Park Subsidiary, Inc.
Henry Memorial Park Subsidiary, Inc.
KIRIS Subsidiary, Inc.
Lakewood/Hamilton Cemetery Subsidiary, Inc.
Lakewood Memory Gardens South Subsidiary, Inc.
Laurel Hill Memorial Park Subsidiary, Inc.
Laurelwood Holding Company
Legacy Estates, Inc.
Loewen [Virginia] Subsidiary, Inc.
Lorraine Park Cemetery Subsidiary, Inc.
Modern Park Development Subsidiary, Inc.
Oak Hill Cemetery Subsidiary, Inc.
Osiris Holding Finance Company
Osiris Holding of Maryland Subsidiary, Inc.
Osiris Holding of Rhode Island Subsidiary, Inc.
Osiris Management, Inc.
Osiris Telemarketing Corp.
Perpetual Gardens.Com, Inc.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Initial Guarantors

PVD Acquisitions Subsidiary, Inc.
Rockbridge Memorial Gardens Subsidiary Company
Rose Lawn Cemeteries Subsidiary, Incorporated
Roselawn Development Subsidiary Corporation
Russell Memorial Cemetery Subsidiary, Inc.
Shenandoah Memorial Park Subsidiary, Inc.
Sierra View Memorial Park
Southern Memorial Sales Subsidiary, Inc.
Springhill Memory Gardens Subsidiary, Inc.
Star City Memorial Sales Subsidiary, Inc.
Stephen R. Haky Funeral Home, Inc.
Stitham Subsidiary, Incorporated
StoneMor Alabama Subsidiary, Inc.
StoneMor California, Inc.
StoneMor California Subsidiary, Inc.
StoneMor Georgia Subsidiary, Inc.
StoneMor Hawaii Subsidiary, Inc.
StoneMor North Carolina Funeral Services, Inc.
StoneMor Ohio Subsidiary, Inc.
StoneMor Tennessee Subsidiary, Inc.
StoneMor Washington, Inc.
Sunset Memorial Gardens Subsidiary, Inc.
Sunset Memorial Park Subsidiary, Inc.
Temple Hill Subsidiary Corporation
The Valhalla Cemetery Subsidiary Corporation
Virginia Memorial Service Subsidiary Corporation
W N C Subsidiary, Inc.
Wicomico Memorial Parks Subsidiary, Inc.
Willowbrook Management Corp.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Initial Guarantors

Alleghany Memorial Park LLC
Altavista Memorial Park LLC
Birchlawn Burial Park LLC
Cemetery Investments LLC
Cemetery Management Services, L.L.C.
Cemetery Management Services of Mid-Atlantic States, L.L.C.
Cemetery Management Services of Ohio, L.L.C.
Cemetery Management Services of Pennsylvania, L.L.C.
CMS West LLC
CMS West Subsidiary LLC
Columbia Memorial Park LLC
Cornerstone Family Services of West Virginia LLC
Cornerstone Funeral and Cremation Services LLC
Covenant Acquisition LLC
Glen Haven Memorial Park LLC
Henlopen Memorial Park LLC
Henry Memorial Park LLC
Juniata Memorial Park LLC
KIRIS LLC
Lakewood/Hamilton Cemetery LLC
Lakewood Memory Gardens South LLC
Laurel Hill Memorial Park LLC
Loewen [Virginia] LLC
Lorraine Park Cemetery LLC
Modern Park Development LLC
Oak Hill Cemetery LLC
Osiris Holding of Maryland LLC
Osiris Holding of Pennsylvania LLC
Osiris Holding of Rhode Island LLC
PVD Acquisitions LLC
Rockbridge Memorial Gardens LLC
Rolling Green Memorial Park LLC
Rose Lawn Cemeteries LLC
Roselawn Development LLC
Russell Memorial Cemetery LLC
Shenandoah Memorial Park LLC
Southern Memorial Sales LLC
Springhill Memory Gardens LLC
Star City Memorial Sales LLC
Stitham LLC
StoneMor Alabama LLC
StoneMor Arkansas Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Initial Guarantors

StoneMor Cemetery Products LLC
StoneMor Colorado LLC
StoneMor Colorado Subsidiary LLC
StoneMor Florida Subsidiary LLC
StoneMor Georgia LLC
StoneMor Hawaii LLC
StoneMor Hawaiian Joint Venture Group LLC
StoneMor Holding of Pennsylvania LLC
StoneMor Illinois LLC
StoneMor Illinois Subsidiary LLC
StoneMor Indiana LLC
StoneMor Indiana Subsidiary LLC
StoneMor Iowa LLC
StoneMor Iowa Subsidiary LLC
StoneMor Kansas LLC
StoneMor Kansas Subsidiary LLC
StoneMor Kentucky LLC
StoneMor Kentucky Subsidiary LLC
StoneMor Michigan LLC
StoneMor Michigan Subsidiary LLC
StoneMor Missouri LLC
StoneMor Missouri Subsidiary LLC
StoneMor North Carolina LLC
StoneMor North Carolina Subsidiary LLC
StoneMor Ohio LLC
StoneMor Oregon LLC
StoneMor Oregon Subsidiary LLC
StoneMor Pennsylvania LLC
StoneMor Pennsylvania Subsidiary LLC
StoneMor Puerto Rico LLC
StoneMor Puerto Rico Subsidiary LLC
StoneMor South Carolina LLC
StoneMor South Carolina Subsidiary LLC
StoneMor Washington Subsidiary LLC
Sunset Memorial Gardens LLC
Sunset Memorial Park LLC
Temple Hill LLC
The Valhalla Cemetery Company LLC
Tioga County Memorial Gardens LLC
Virginia Memorial Service LLC
WNCI LLC
Wicomico Memorial Parks LLC
Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Initial Guarantors

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BANC OF AMERICA SECURITIES LLC

Acting on behalf of itself and as the Representative of the several Initial Purchasers

By:	Banc of America Securities LLC

By:	/s/ John Cokinos
Name:	John Cokinos
Title:	Managing Director

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Banc of America Securities LLC	$116,250,000
Raymond James & Associates, Inc.	26,250,000
TD Securities (USA) LLC	7,500,000

Total	$150,000,000

SCHEDULE B

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Eloise B. Kyper Funeral Home, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henlopen Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Oak Hill Cemetery Subsidiary, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Cemetery Management Services of Pennsylvania, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

SCHEDULE C

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Clover Leaf Park Cemetery Association

Crown Hill Cemetery Association

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

Locustwood Cemetery Association

Northlawn Memorial Gardens

Ohio Cemetery Holdings, Inc.

EXHIBIT A-1

Opinion of Vinson & Elkins LLP, special counsel for the Issuers and the Initial Guarantors, to be delivered pursuant to Section 5A(c)(i) of the Purchase Agreement.

FORM OF OPINION OF VINSON & ELKINS L.L.P.

1. The Parent has been duly formed and is validly existing as a limited partnership in good standing under the Delaware LP Act with all limited partnership power and authority necessary to own, lease or operate its properties and to conduct its business and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Securities, the Indenture and the Exchange Securities, in each case in all material respects as described in the Pricing Disclosure Package and Final Offering Memorandum.

2. The Company has been duly formed and is validly existing as a limited liability company in good standing under the Delaware LLC Act with all limited liability company power and authority necessary to own, lease or operate its properties and to conduct its business and to enter into and perform its obligations under this Agreement and the Transaction Documents, in each case in all material respects as described in the Pricing Disclosure Package and the Final Offering Memorandum.

3. The Parent is the sole member of the Company with a 100% membership interest in the Company; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Company (the “Operating Company Operating Agreement”) and is fully paid (to the extent required under the Operating Company Operating Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Parent owns such membership interest free and clear of all liens, encumbrances, security interests, charges and other claims (except as described in the Pricing Disclosure Package and the Final Offering Memorandum) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Parent as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act and those created pursuant to the Amended and Restated Credit Facility, the Note Purchase Agreement, the Note Guarantee or the Series B Notes and Series C Notes.

4. This Agreement has been duly authorized, executed and delivered by the Parent and the Company.

5. The Indenture has been duly authorized, executed and delivered by the Parent and the Company and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes a valid and binding agreement of the Issuers and the Initial Guarantors, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the enforcement of the rights and remedies of creditors generally, by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”).

Exhibit A

6. The Registration Rights Agreement has been duly authorized, executed and delivered by the Parent and the Company and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes a valid and binding agreement of the Issuers and the Initial Guarantors, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and except as rights to indemnification and contribution may be limited by applicable law.

7. The Notes are substantially in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and the other Issuers and the due authorization, execution and delivery of the Notes by the other Issuers) and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

8. The Exchange Notes have been duly and validly authorized for issuance by the Company, and assuming the due authorization, execution and delivery of the Indenture and the Registration Rights Agreement by the parties thereto (other than the Parent and the Company) and the due authorization, execution and delivery of the Exchange Notes by the other Issuers, the Exchange Notes if and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

9. Assuming that the Indenture has been duly authorized, executed and delivered by the parties thereto and the Notes and the Exchange Notes have been issued and authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor (in the case of the Notes) or in exchange for the Notes as provided in the Registration Rights Agreement (in the case of the Exchange Notes), the Guarantees of the Notes and the Exchange Notes, will constitute valid and binding agreements of the Initial Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

10. The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Final Offering Memorandum.

11. The execution and delivery of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Notes, the Exchange Notes and the Indenture by the Issuers and the Initial Guarantors, as applicable, and the performance by the Issuers and the Initial Guarantors of their respective obligations thereunder (other than performance under the indemnification

Exhibit A

provisions of this Agreement and the Registration Rights Agreement, as to which no opinion need be rendered) (i) will not result in the violation of the agreement of limited partnership, limited liability company agreement, certificate of limited partnership or certificate of formation or other organizational documents of the Parent or the Company; or (ii) will not result in a violation of the Delaware LP Act, the Delaware LLC Act, or federal law, which violation, in the case of clause (ii) would reasonably be expected to have a Material Adverse Effect, or could materially impair the ability of the Parent or the Company to perform their obligations under this Agreement; provided, however, that no opinion is expressed pursuant to this paragraph 11 with respect to securities and other anti-fraud statutes, rules or regulations.

12. Assuming the accuracy of the representations, warranties and covenants of the Issuers, the Initial Guarantors and the Initial Purchasers contained in this Agreement (including compliance with the offer, sale and resale procedures set forth in Section 7 of this Agreement) and except for (i) such consents, approvals, authorizations, registrations or qualifications (each, a “Consent”) as may be required under the Securities Act or the securities laws of the several states of the United States with respect to the Issuers’ and Initial Guarantors’ obligations under the Registration Rights Agreement, (ii) such Consents that have been obtained, (iii) such Consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect, and (iv) as disclosed in the Pricing Disclosure Package and the Final Offering Memorandum, no consent of any governmental authority under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required for the Issuers’ and the Initial Guarantors’ execution, delivery and performance of this Agreement and the Transaction Documents or the issuance and delivery of the Securities or the consummation of the transactions contemplated hereby and thereby.

13. The statements in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Description of the Notes,” and “Certain United States Federal Income and Estate Tax Considerations,” insofar as they purport to constitute descriptions of agreements or summaries of matters of law or legal conclusions are accurate in all material respects.

14. None of the Issuers is an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Final Offering Memorandum, will not be an “investment company” within the meaning of the Investment Company Act.

15. Assuming the accuracy of the representations, warranties and covenants of the Issuers, the Initial Guarantors and the Initial Purchasers contained in this Agreement (including compliance with the offer, sale and resale procedures set forth in this Agreement), no registration of the Notes or the Guarantees under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Pricing Disclosure Package and the Final Offering Memorandum. We express no opinion, however, as to when or under what circumstances any Securities initially sold by the Initial Purchasers may be reoffered or resold.

Exhibit A

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Issuers and the Initial Guarantors, representatives of the independent public accountants of the Issuers and the Initial Guarantors and representatives and legal counsel of the Initial Purchasers, at which the contents of the Pricing Disclosure Package and Final Offering Memorandum and related matters were discussed, and although such counsel did not independently verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package and Final Offering Memorandum (except to the extent specified in paragraph 13 above), based upon the participation described above (relying as to factual matters in respect to the determination of materiality to the extent such counsel deems reasonable upon statements of fact made to such counsel by representatives of the Parent), no facts have come to the attention of such counsel which lead them to believe that:

(A) the Pricing Disclosure Package (other than (i) the financial statements included therein, including the notes and schedules thereto and auditors’ reports thereon (ii) the other financial and accounting data included therein, as to which such counsel need express no belief) as of          P.M., New York time, on November     , 2009, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(B) the Final Offering Memorandum (other than (i) the financial statements included therein, including the notes and schedules thereto and auditors’ reports thereon, and (ii) the other financial and accounting data included therein, as to which such counsel need express no belief) as of its issue date and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Issuers and the Initial Guarantors and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the laws of the State of New York, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) state that they express no opinion with respect to any permits to own or operate any real or personal property, (E) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject, or (F) with respect to the opinions expressed in paragraphs 1 and 2 as to the valid existence of each of the Parent and the Company, base their opinions solely on certificates provided by the Secretary of State of the State of Delaware.

Exhibit A

EXHIBIT A-2

Opinion of Blank Rome LLP, special counsel for the Issuers and the Initial Guarantors, to be delivered pursuant to Section 5A(c)(ii) of the Purchase Agreement.

Phone:	(215) 569-5500
Fax:	(215) 569-5555

November     , 2009

Banc of America Securities LLC

Raymond James & Associates, Inc.

TD Securities (USA) LLC

c/o Banc of America Securities LLC

One Bryant Park

New York, New York 100360

Re:	StoneMor Partners L.P.

Ladies and Gentlemen:

We have acted as special counsel to StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), and each of the entities listed on Annex I to this opinion (each listed entity, individually, a “Local Operating Subsidiary” and, collectively, the “Local Operating Subsidiaries”) in connection with the transactions contemplated by that certain Purchase Agreement dated November 18, 2009 (the “Purchase Agreement”) by and among (i) the Partnership, (ii) the Operating Company, (iii) Cornerstone Family Services of West Virginia Subsidiary, Inc., a West Virginia corporation, (iv) the other subsidiaries of the Partnership party thereto, (v) Osiris Holding of Maryland Subsidiary, Inc., a Maryland corporation, and (vi) the purchasers listed on Schedule A thereto (the “Purchasers”). Capitalized terms used but not defined herein shall have the same meanings given to them in the Purchase Agreement.

The General Partner, the Partnership, the Operating Company, and the Local Operating Subsidiaries are referred to herein, collectively, as the “StoneMor Entities” and each, individually, as a “StoneMor Entity.” The Local Operating Subsidiaries identified as limited liability companies on Annex I to this opinion are referred to, collectively, as the “Local Operating LLCs” and each, individually, as a “Local Operating LLC.” The Local Operating Subsidiaries identified as corporations on Annex I to this opinion are referred to herein, collectively, as the “Local Operating Corporations” and each, individually, as a “Local Operating Corporation.” This opinion is being delivered to you pursuant to Section 5A(c) of the Purchase Agreement.

Although as counsel to the StoneMor Entities we have advised them in connection with certain matters that they have referred to us, our services are limited to the specific matters so referred. Consequently, we do not have knowledge of many transactions in which the StoneMor Entities are engaged or of their day-to-day operations.

In connection with this opinion, we have examined copies of the following documents (the “Reviewed Documents”):

(a) the Second Amended and Restated Agreement of Limited Partnership, dated September 9, 2008, as the same may be amended or restated at or prior to the date hereof (the “Partnership Agreement”);

(b) the operating agreements, respectively, of the General Partner, as the same may be amended or restated at or prior to the date hereof (the “General Partner Operating Agreement”), and of the Operating Company, as the same may be amended or restated at or prior to the date hereof (the “Operating Company Operating Agreement”);

(c) the Final Offering Memorandum;

(d) the Purchase Agreement;

(e) the Registration Rights Agreement;

(f) the Indenture;

(g) the Notes;

(h) the Fourth Amendment to the Amended and Restated Credit Agreement dated November [    ] 2009 (the “Credit Amendment”);

(i) the Fourth Amendment to the Amended and Restated Note Purchase Agreement dated November [    ] 2009 (the “NPA Amendment”);

(j) Resolutions of the Board of Directors, managers, members and shareholders, as applicable, of each StoneMor Entity;

(k) the certificate or articles of incorporation and bylaws of each Local Operating Corporation (“Local Operating Charter Documents”), as certified by the secretary or another officer of such Local Operating Corporation;

(l) the certificate of formation and limited liability company agreement of each Local Operating LLC (“Local Operating LLC Charter Documents”), as certified by the secretary or another officer of such Local Operating LLC;

(m) a good standing or subsistence certificate issued by the office of the Secretary of State or similar official of the jurisdiction of formation or incorporation, and where applicable, foreign qualification, as the case may be, of each StoneMor Entity, as described on Annex II hereto (collectively, the “Entity Certificates”);

(n) the certificate of formation of each of the General Partner, the Partnership and the Operating Company; and

(o) the officer’s certificate of the StoneMor Entities attached hereto as Annex III relating to certain of the factual assumptions made in this opinion letter (the “Officer’s Certificate”).

We have also examined originals, or copies certified or otherwise identified, of records of the StoneMor Entities, including, without limitation, stock and unit ledgers or record books of the Local Operating Subsidiaries as furnished to us by these entities, certificates and confirmations of public officials and of representatives of the StoneMor Entities. In giving the opinions set forth below, we have relied upon the certificates of officers or other representatives of the StoneMor Entities, as well as the representations and warranties of the StoneMor Entities given pursuant to or in connection with any of the Reviewed Documents with respect to the accuracy and completeness of matters of both fact and the factual portion of mixed questions of fact and law contained in such certificates or Reviewed Documents. We have also assumed and relied upon the accuracy and completeness, as to matters of both fact and the factual portion of mixed questions of fact and law, of the Entity Certificates. As to certificates and confirmations given by public officials (including, without limitation, the Entity Certificates), we have assumed that the same have been properly given, were fully accurate when given, and have remained fully accurate through the date hereof. In making our examination, we have assumed that all signatures on documents examined by us are genuine, all documents submitted to us as originals are authentic and complete, and all documents submitted to us as certified or electronic copies are true and correct copies of such documents.

The opinions expressed in paragraph 2 below as to the due qualification of the General Partner, the Partnership and the Operating Company, are based solely upon the certificates of good standing or subsistence issued by the office of the Secretary of State or similar official of the applicable jurisdiction, copies of which have been provided to the Purchasers. The opinions expressed in paragraph 1 below as to existence and good standing or subsistence, as applicable, of the Local Operating Subsidiaries are based solely upon the applicable Entity Certificates, copies of which have been provided to the Purchasers.

For purposes of the opinions set forth in paragraphs 3 and 4 below, we have not made any independent investigation whatsoever other than a review of (i) the Officer’s Certificate, (ii) the stock ledger or the membership unit ledger, as applicable, of each Local Operating Subsidiary, (iii) the minute books of the Local Operating Subsidiaries, (iv) the Local Operating Corporation Charter Documents and the Local Operating LLC Charter Documents, and (v) sections of the corporate statutes of the States of Delaware, Florida or New Jersey, or the Commonwealth of Pennsylvania, as applicable, that specifically address the due and valid issuance of the stock of a corporation.

Whenever an opinion in this opinion letter, with respect to the existence or absence of facts, is given to our knowledge, or to the best of our knowledge, or with reference to matters of which we are aware or which are known to us, or with similar qualification, it is intended to signify that during the course of our representation of the StoneMor Entities in connection with the transactions contemplated by the Credit Amendment and the NPA Amendment (collectively, the “Transaction Documents”), no information came to the attention of those attorneys in this law firm who have actively represented the StoneMor Entities in connection with the transactions contemplated by the Transaction Documents which gave those attorneys actual knowledge of any inaccuracy of our opinions as to the existence or absence of those facts. Other than our document examination as described, we have not undertaken any independent investigation to determine the existence or absence of any facts or to examine any documents, and no inference as to our knowledge of the existence or absence of those facts or any other documents should be drawn from our representation of the StoneMor Entities in connection with the transactions contemplated by the Transaction Documents or otherwise. Except as specifically described in this opinion letter, we have not made an independent search of the books and records of any entity or the public records of any jurisdiction, or inquiry of the Secretary of State or other public officials of any jurisdiction. We have made such examination as we have deemed appropriate in connection with rendering the opinions contained herein; however, we make no representation as to the sufficiency of our investigation for your purposes.

Based on the foregoing, and subject to the further limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. Existence of Local Operating Subsidiaries. Each Local Operating Corporation identified as a Pennsylvania corporation on Annex I hereto is a corporation subsisting under the laws of the Commonwealth of Pennsylvania, and each Local Operating LLC identified as a Pennsylvania limited liability company on Annex I hereto is a limited liability company subsisting under the laws of the Commonwealth of Pennsylvania. Each Local Operating Corporation identified as a Delaware corporation on Annex I hereto is a corporation validly existing and in good standing under the laws of the State of Delaware, and each Local Operating LLC identified as a Delaware limited liability company on Annex I hereto is a limited liability company validly existing and in good standing under the laws of the State of Delaware. Each Local Operating Corporation identified as a New Jersey corporation on Annex I hereto is a corporation validly existing and in good standing under the laws of the State of New Jersey, and each Local Operating LLC identified as a New Jersey limited liability company on Annex I hereto is a limited liability company validly existing and in good standing under the laws of the State of New Jersey. Each Local Operating LLC identified as a Florida limited liability company on Annex I hereto is a limited liability company validly existing and has an active status under the laws of the State of Florida. Each Local Operating Subsidiary is qualified in the foreign jurisdictions listed opposite its name on Annex II.

2. Qualification of the General Partner, the Partnership and the Operating Company. The General Partner, the Partnership and the Operating Company are each in good standing under the laws of the State of Delaware. The General Partner is qualified and registered as a foreign limited liability company in the States of Florida and New Jersey and the Commonwealth of Pennsylvania. The Partnership and the Operating Company are each qualified and registered as a foreign limited liability company in the State of New Jersey and the Commonwealth of Pennsylvania.

3. Ownership of Local Operating Corporations. All stock of each Local Operating Corporation has been duly authorized and is validly issued in accordance with the Operating Corporation Charter Documents of such Local Operating Corporation and is fully paid and nonassessable.

4. Ownership of Local Operating LLCs. All membership units of each Local Operating LLC have been duly authorized and are validly issued in accordance with the Operating LLC Charter Documents of such Local Operating LLC, and are fully paid to the extent required in the Operating LLC Charter Documents of such Local Operating LLC.

5. Power and Authority. Each StoneMor Entity that owns or holds properties or conducts business in the States of Delaware, Florida or New Jersey, or the Commonwealth of Pennsylvania, has all requisite corporate, limited liability company or partnership, as the case may be, power and authority necessary to own or hold such properties, to be liable for its obligations and to conduct such business under the laws of such jurisdiction, in each case, in all material respects as described in the Final Offering Memorandum. Each StoneMor Entity that is a party to the Transaction Documents has all requisite corporate, limited liability company or limited partnership, as the case may be, power and authority to enter into the Transaction Documents and perform the transactions contemplated thereby.

6. Authorization, Execution and Delivery. Each of the Transaction Documents, the Purchase Agreement, Registration Rights Agreement, Indenture and the Notes has been duly authorized, executed and delivered by each of the Local Operating Subsidiaries that is a party thereto and that is identified on Annex I as an entity organized under the laws of the Commonwealth of Pennsylvania or the States of Delaware, New Jersey or Florida. The Partnership, the General Partner and the Operating Company have duly authorized, executed and delivered the Transaction Documents.

7. Enforceability of Other Agreements.

(a) The NPA Amendment governed by the laws of the State of New York is a valid and legally binding agreement of the StoneMor Entities party thereto, enforceable against such StoneMor Entities in accordance with its terms; and

(b) The Credit Amendment governed by the laws of the Commonwealth of Pennsylvania is a valid and legally binding agreement of the StoneMor Entities party thereto, enforceable against such StoneMor Entities in accordance with its terms.

With respect to each agreement described in this paragraph 7, the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (B) public policy and applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing, and (C) the additional limitations, qualifications, exceptions and assumptions expressed herein.

8. No Conflicts. None of the offering and issuance by the Issuers of the Notes being delivered at the Closing Time, the execution, delivery and performance of the Purchase Agreement, Registration Rights Agreement, Indenture, Notes and the Transaction Documents by the StoneMor Entities that are parties thereto, or the consummation of the transactions contemplated thereby (including the use of the proceeds from the issuance of the Notes as described in the Final Offering Memorandum under the caption “Use of Proceeds”), will conflict with, result in a breach, default or violation (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or imposition of any lien, charge or encumbrance upon any property or assets of the StoneMor Entities pursuant to, (i) the Local Operating Corporation Charter Documents or Local Operating LLC Charter Documents, (ii) any agreement, lease or other instrument known to us (excluding the General Partner Operating Agreement, the Partnership Agreement, and the Operating Company Operating Agreement) to which any of the StoneMor Entities or their properties may be bound, (iii) any order, judgment, decree or injunction known to us of any court or governmental agency or body of the United States, the States of Delaware, Florida, New Jersey or New York, or the Commonwealth of Pennsylvania to which any of the StoneMor Entities or any of their properties is subject, or (iv) laws generally applicable to the operation of cemeteries and funeral homes (“Applicable Law”) of the United States or the States of Delaware, Florida, New Jersey or New York, or the Commonwealth of Pennsylvania (other than any federal or state securities laws or broker/dealer laws of the foregoing jurisdictions, as to which we express no opinion), which breaches, violations or defaults, in the case of clauses (ii), (iii) or (iv), would reasonably be expected to have a Material Adverse Effect or materially impair the ability of the StoneMor Entities, taken as a whole, to perform their obligations under the Purchase Agreement, Registration Rights Agreement, Indenture, Notes or the Transaction Documents or any documents related to the Transaction Documents to which they are a party. None of the performance of the Purchase Agreement, Registration Rights Agreement,

Indenture, Notes or the Transaction Documents by the StoneMor Entities that are parties thereto, or the consummation of the transactions contemplated thereby will conflict with or result in a breach, default or violation of their certificate of limited partnership, limited partnership agreement, certificate of formation, operating or limited liability company agreement, certificate or articles of incorporation or bylaws, as applicable.

9. No Consents. Except for (i) such Consents required under the federal securities laws or state securities or “Blue Sky” laws, as to which we express no opinion, (ii) such Consents that have been obtained or made, (iii) such Consents that (A) are of a routine or administrative nature, (B) are not customarily obtained or made prior to the consummation of the transactions such as those contemplated by the Purchase Agreement, Registration Rights Agreement, Indenture, Notes and the Transaction Documents and (C) are expected in the reasonable judgment of the General Partner to be obtained in the ordinary course of business subsequent to the consummation of the transactions contemplated by the Purchase Agreement, Registration Rights Agreement, Indenture, Notes or the Transaction Documents, or (iv) such Consents as disclosed in the Final Offering Memorandum, no consent, approval, authorization, or order of, or filing or registration with (“Consent”), any governmental authority under the Applicable Laws of the States of Delaware, Florida, New Jersey or New York, or the Commonwealth of Pennsylvania, is required in connection with the offering and issuance of the Notes, the Final Offering Memorandum, the execution, delivery and performance of the Purchase Agreement, Registration Rights Agreement, Indenture, Notes and the Transaction Documents by the StoneMor Entities that are parties thereto or the consummation by the StoneMor Entities of the transactions contemplated thereby.

10. Permits. To our knowledge, each of the StoneMor Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) required under Applicable Law to own its properties and operate its cemetery and funeral home businesses, subject to such qualifications as may be set forth in the Final Offering Memorandum and except for such Permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

11. Legal or Regulatory Proceedings. To our knowledge, there are no pending actions, suits or proceedings against the StoneMor Entities and none of the StoneMor Entities has received any notice of proceedings relating to the compliance with Cemetery/Funeral Home Laws which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have Material Adverse Effect. For purposes of this opinion letter, “Cemetery/Funeral Home Laws” means any laws, statutes, rules or regulations promulgated in the States of Delaware, Florida or New Jersey, or the Commonwealth of Pennsylvania, which relate to the operation of a cemetery company, the sale of cemetery goods on a pre-need or at-need basis, the establishment, funding or maintenance of a statutorily mandated trust with regard to such pre-need or at-need sales or perpetual care, the operation of a funeral home company or the sale of funeral home services.

12. Descriptions in the Preliminary Offering Memorandum and the Final Offering Memorandum. The statements in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Business – Regulation” are accurate in all material respects.

The opinions contained herein are subject to the following additional limitations, qualifications, exceptions and assumptions:

(a) We express no opinion as to the enforceability of any indemnification or contribution provisions in any of the Reviewed Documents to the extent the rights to indemnification or contribution provided for therein are violative of any law, rule or regulation (including any securities law, rule or regulation) or public policy relating thereto.

(b) We have assumed, without any independent investigation or verification of any kind, that each of the parties (other than the StoneMor Entities) to any of the Reviewed Documents is duly organized and validly existing, and that each of the parties (other than the StoneMor Entities) to any of the Reviewed Documents has the power and authority (corporate or otherwise) to enter into and perform each of the Reviewed Documents, and that each of the Reviewed Documents has been duly authorized by each of the parties thereto (other than the StoneMor Entities), executed and delivered by each of the parties thereto, and that each of the Reviewed Documents constitutes the legal, valid and binding obligations of all parties thereto (other than the StoneMor Entities).

(c) For purposes of our opinions contained in paragraphs 3 and 4 above, we have assumed that (i) each holder of shares or membership units (each, a “Holder”) gave value for the shares or membership units held by such Holder, (ii) each Holder has taken delivery of such shares or membership units, and (iii) no Holder has any notice of an adverse claim with respect to such shares or membership units other than those adverse claims described in those paragraphs.

(d) We express no opinion herein whatsoever regarding the following:

(i) the validity, enforceability or effectiveness of the following contractual provisions to the extent included in the Transaction Documents: (A) provisions which authorize self-help; (B) provisions which purport to establish evidentiary standards; (C) provisions which purport to render ineffective any waiver or modification not in writing; (D) provisions related to the waiver of rights or remedies (including, without limitation, waivers of notices and hearing, waivers of defenses, waivers of jury trials, waivers of rights of marshaling, waivers of exemptions and stays of execution and waivers (or tolling) of statutes of limitations) to the extent any such right or remedy cannot be waived as a matter of law or public policy or the delay or omission of enforcement thereof; (E) provisions purporting to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum; (F) agreements by any party to the Credit Amendment (“Credit Party”) or any party to the NPA

Amendment (“Note Purchase Party”) to submit to the jurisdiction of a particular court or appoint an agent for the acceptance of service of process; (G) provisions which purport to permit any purchaser of a participation interest to set off or apply any deposit, property or indebtedness with respect to any participation interest, or which purport to cause any purchaser or assignee of any Credit Party or Note Purchase Party to take free of defenses, claims or rights of offset or recoupment on the part of any Credit Party or Note Purchase Party; (H) provisions which purport to permit any Credit Party or Note Purchase Party, as the case may be, to set off or apply any deposit, property or indebtedness with respect to any indebtedness, obligations or other liabilities of any Credit Party or Note Purchase Party, as the case may be, that are unmatured or unliquidated; (I) the effect of the law of any jurisdiction wherein any Credit Party or Note Purchase Party may be located or wherein the enforcement of any of the Transaction Documents may be sought that limits the rates of interest legally chargeable or collectible; (J) provisions stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies; (K) provisions imposing prepayment charges, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default or liquidated damages which do not bear a sufficient relationship to actual damages and could be determined to constitute a penalty; (L) provisions appointing any Credit Party or Note Purchase Party (or any agent of any Credit Party or Note Purchase Party) as attorney-in-fact for any Credit Party or Note Purchase Party; (M) provisions increasing any Credit Party’s or Note Purchase Party’s obligations based upon increased costs, taxes, capital adequacy requirements or the like; (N) provisions allowing the institution of judicial or nonjudicial proceedings or the exercise of any other rights, without notice to the person or entity against whom enforcement is sought; (O) provisions relating to payment of costs of indemnity, court costs, attorneys’ fees and expenses which may be chargeable or recoverable in any judicial proceedings in excess of those which are actually incurred and would be reasonable, or relating to interest or interest rates after judgment is obtained in excess of the maximum rate permitted by applicable law; (P) provisions which purport to entitle any Credit Party or Note Purchase Party to accelerate any of the indebtedness, liabilities or other obligations of any Credit Party or Note Purchase Party, or other exercise of rights or remedies, upon the occurrence of a non-material breach or violation; (Q) provisions purporting to deny any Credit Party’s or Note Purchase Party’s responsibility or insulate such Credit Party or Note Purchase Party from liability for environmental conditions or activities or breaches of environmental laws, rules or regulations to the extent such responsibility or obligation may be imposed upon such Note Purchase Party under applicable law; (R) confession of judgment or ejectment provisions; (S) provisions authorizing the appointment of a receiver; (T) severability provisions; (U) provisions (including, without limitation, to the extent applicable, indemnification and contribution provisions, releases of claims and liability limitations) which may be limited by the application of constitutional or public policy principles, standards of unconscionability, or requirements of commercial reasonableness and good faith; (V) any provisions in which the parties agree to agree or cooperate with respect to any matter, at some time in the future or which incorporate by reference agreements to be entered into in the future; or (W) provisions which relate to choice of law; or

(ii) the enforceability of any particular provision of any of the Transaction Documents relating to remedies after default. However, notwithstanding the preceding qualification, in our judgment, subject to the other exceptions, exclusions, limitations, assumptions and qualifications set forth in this opinion and subject to the fact that there may be economic consequences arising out of any procedural or other delay, the possible unenforceability of any particular provisions of the Transaction Documents as to remedies after default does not render the provisions of the Transaction Documents, taken as a whole, inadequate for the practical realization of the principal legal rights and benefits contemplated by the Transaction Documents.

(e) We express no opinion as to the applicability to any of the Reviewed Documents of Section 548 of the Bankruptcy Code (11 U.S.C. Section 548) or of Florida, Delaware, New Jersey, New York or Pennsylvania law relating to fraudulent transfers and obligations.

(f) We have assumed that all natural persons acting on behalf of any party to the Reviewed Documents have the legal capacity to do so.

(g) We have assumed that each party to the Reviewed Documents (other than the General Partner, the Partnership, and the Operating Company and the Local Operating Subsidiaries identified on Annex I as an entity organized under the laws of the Commonwealth of Pennsylvania or the States of Delaware, Florida, New Jersey or New York) is duly qualified to transact business in the States of Delaware, Florida, New Jersey or New York, or the Commonwealth of Pennsylvania, or is not or was not required at any relevant time by applicable law to be so qualified as a result of its activities in the States of Delaware, Florida, New Jersey or New York, or the Commonwealth of Pennsylvania.

(h) We express no opinion regarding any provision of any of the Reviewed Documents relating to waivers or which are in the nature of waivers, including, without limitation, any purported waiver under any of the Reviewed Documents or any purported consent thereunder, relating to the rights of any party (including, without limitation, marshaling of assets, choice of or consent to venue, forum or jurisdiction, reinstatement, rights of subrogation, contribution and/or indemnity, right to trial by jury, arbitration of disputes, statutes of limitations and rights of redemption), or duties owing to it, existing as a matter of law or equity, and any provision which purports to waive any right or claim of offset, or any right to assert any defense or counterclaim, or any provision which provides for the transfer of a document or instrument free and clear from all offsets, counterclaims and defenses against the assignor.

(i) In addition, and without limiting the foregoing, we point out that the internal laws of the States of Delaware, Florida, New Jersey, New York and the internal laws of the Commonwealth of Pennsylvania law may (i) in certain circumstances permit oral amendments, consents and waivers to written contracts despite contractual provisions to the contrary, and (ii) render unenforceable, or limit the enforceability of, certain provisions of documents which are in the nature of a “forum selection clause,” an “arbitration clause,” an agreement to submit future disputes to mandatory arbitration, or an agreement to submit in the future to the jurisdiction of a court outside the States of Delaware, Florida, New Jersey or New York, or the Commonwealth of Pennsylvania.

(j) We express no opinion with respect to the creation, perfection or priority of any security in or lien on any collateral.

The opinions expressed herein are (A) limited to the internal laws of the States of Delaware, Florida, New Jersey and New York, and the Commonwealth of Pennsylvania which in our experience are normally applicable to transactions of this type, excepting therefrom county, municipal and local ordinances and regulations, and (B) intended to express no opinion with respect to state or local taxes, tax statutes or securities laws, rules or regulations to which any of the limited partners of the Partnership or any of the StoneMor Entities may be subject. We render no opinion herein whatsoever regarding the compliance with, or any governmental or regulatory filing, approval, authorization, license or consent required by or under, any (A) federal or state health or environmental law, (B) federal or state antitrust law, (C) federal or state taxation law, (D) federal or state worker health or safety, subdivision, building code, use and occupancy, zoning or permitting or land use matter, (E) federal or state patent, trademark or copyright law (including, but not limited to, any filings and registrations of any patent, trademark or copyright with any governmental authority), (F) federal or state labor or employment law (including, but not limited to, pension and employee benefit law, rule or regulation), or (G) laws applicable to powers of attorney.

This opinion letter shall be understood and interpreted in accordance with (i) the Legal Opinion Principles issued by the Committee on Legal Opinions of the American Bar Association’s Section of Business Law, as published in 53 Business Lawyer 831 (May 1998), (ii) the Statement on the Role of Customary Practice in the Preparation and Understanding of Third-Party Legal Opinions, as published in 63 Business Lawyer 1277 (2008) and (iii) the Legal Opinion Accord of the American Bar Association Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the foregoing, in addition to the qualifications, exceptions and limitations specifically set forth herein and this opinion should be read in conjunction therewith. In the event of any inconsistency between the qualifications, exceptions and limitations in any of the foregoing and those specifically set forth herein, the more restrictive qualifications, exceptions and limitations shall control.

This opinion is strictly limited to the matters stated herein and no other or more extensive opinion is intended, implied or to be inferred beyond the matters expressly stated herein. This opinion is not a guaranty and should not be construed or relied on as such.

This opinion is given as of its date and is limited to the laws specified herein, as now in effect, and to facts and circumstances of which we now have knowledge, and we express no opinion as to the effect of applicable laws and court decisions which may hereafter be enacted, promulgated or made and which may limit or render unenforceable certain rights and remedies under any of the Reviewed Documents or any other documents referred to herein. We assume no obligation to supplement this opinion to reflect any facts or circumstances that hereafter come to our attention or any changes in law that hereafter occur.

Each of the StoneMor Entities, the Purchasers, Vinson & Elkins LLP and Cahill Gordon & Reindel LLP are hereby authorized to rely upon this opinion in connection with the transactions contemplated by the Transaction Documents and Purchase Agreement as if such opinion were addressed and delivered to them on the date hereof. Subject to the foregoing, no other use or distribution of this opinion may be made, and no other persons may rely on this opinion, without our prior written consent.

Very truly yours,

BLANK ROME LLP

Annex I

Local Operating LLC	Local Operating Corporation
Cemetery Management Services, L.L.C., a Delaware limited liability company	Cornerstone Family Insurance Services, Inc., a Delaware corporation

Cemetery Management Services of Mid-Atlantic States, L.L.C., a Delaware limited liability company	Henlopen Memorial Park Subsidiary, Inc., a Delaware corporation

Cemetery Management Services of Ohio, L.L.C., a Delaware limited liability company	Osiris Holding Finance Company, a Delaware corporation

Cemetery Management Services of Pennsylvania, L.L.C., a Delaware limited liability company	Perpetual Gardens.Com, Inc., a Delaware corporation

Cornerstone Funeral and Cremation Services LLC, a Delaware limited liability company	Arlington Development Company, a New Jersey corporation

Glen Haven Memorial Park LLC, a Delaware limited liability company	Cornerstone Family Services of New Jersey, Inc., a New Jersey corporation

Henlopen Memorial Park LLC, a Delaware limited liability company	Legacy Estates, Inc., a New Jersey corporation

Lorraine Park Cemetery LLC, a Delaware limited liability company	Osiris Management, Inc., a New Jersey corporation

Osiris Holding of Maryland LLC, a Delaware limited liability company	Eloise B. Kyper Funeral Home, Inc., a Pennsylvania corporation

WNCI LLC, a Delaware limited liability company	Laurelwood Holding Company, a Pennsylvania corporation

StoneMor Florida Subsidiary LLC, a Florida limited liability company	Stephen R. Haky Funeral Home, Inc., a Pennsylvania corporation

CMS West LLC, a Pennsylvania limited liability company

CMS West Subsidiary LLC, a Pennsylvania limited liability company

Local Operating LLC	Local Operating Corporation
Juniata Memorial Park LLC, a Pennsylvania limited liability company

Osiris Holding of Pennsylvania LLC, a Pennsylvania limited liability company

Rolling Green Memorial Park LLC, a Pennsylvania limited liability company

StoneMor Cemetery Products LLC, a Pennsylvania limited liability company

StoneMor Holding of Pennsylvania LLC, a Pennsylvania limited liability company

StoneMor Pennsylvania LLC, a Pennsylvania limited liability company

StoneMor Pennsylvania Subsidiary LLC, a Pennsylvania limited liability company

Tioga County Memorial Gardens LLC, a Pennsylvania limited liability company

Woodlawn Memorial Park Subsidiary LLC, a Pennsylvania limited liability company

Annex II

Entity	State
Arlington Development Company, a New Jersey corporation	New Jersey

Cemetery Management Services, L.L.C., a Delaware limited liability company	Delaware

Cemetery Management Services of Mid-Atlantic States, L.L.C., a Delaware limited liability company	Connecticut Delaware New Jersey

Cemetery Management Services of Pennsylvania, L.L.C., a Delaware limited liability company	Delaware Pennsylvania

CMS West LLC, a Pennsylvania limited liability company	Pennsylvania

CMS West Subsidiary LLC, a Pennsylvania limited liability company	Pennsylvania

Cornerstone Family Insurance Services, Inc., a Delaware corporation	Alabama Arkansas Delaware Maryland Pennsylvania South Carolina Virginia

Cornerstone Family Services of New Jersey, Inc., a New Jersey corporation	New Jersey

Cornerstone Funeral and Cremation Services LLC, a Delaware limited liability company	Delaware Ohio

Entity	State
Eloise B. Kyper Funeral Home, Inc., a Pennsylvania corporation	Pennsylvania

Glen Haven Memorial Park LLC, a Delaware limited liability company	Delaware Maryland

Henlopen Memorial Park LLC, a Delaware limited liability company	Delaware

Henlopen Memorial Park Subsidiary, Inc., a Delaware corporation	Delaware

Juniata Memorial Park LLC, a Pennsylvania limited liability company	Pennsylvania

Laurelwood Holding Company, a Pennsylvania corporation	Pennsylvania

Legacy Estates, Inc., a New Jersey corporation	New Jersey

Lorraine Park Cemetery LLC, a Delaware limited liability company	Delaware Maryland

Osiris Holding Finance Company, a Delaware corporation	Delaware Pennsylvania

Osiris Holding of Maryland LLC, a Delaware limited liability company	Delaware Maryland

Osiris Holding of Pennsylvania LLC, a Pennsylvania limited liability company	Pennsylvania

Osiris Management, Inc., a New Jersey corporation	New Jersey

Entity	State
Rolling Green Memorial Park LLC, a Pennsylvania limited liability company	Pennsylvania

Stephen R. Haky Funeral Home, Inc., a Pennsylvania corporation	Pennsylvania

StoneMor Florida Subsidiary LLC, a Florida limited liability company	Florida

StoneMor Cemetery Products LLC, a Pennsylvania limited liability company	Pennsylvania

StoneMor Holding of Pennsylvania LLC, a Pennsylvania limited liability company	Pennsylvania

StoneMor Pennsylvania LLC, a Pennsylvania limited liability company	Pennsylvania

StoneMor Pennsylvania Subsidiary LLC, a Pennsylvania limited liability company	Pennsylvania

Tioga County Memorial Gardens LLC, a Pennsylvania limited liability company	Pennsylvania

WNCI LLC, a Delaware limited liability company	Delaware Maryland

Woodlawn Memorial Park Subsidiary LLC, a Pennsylvania limited liability company	Pennsylvania

Annex III

OFFICER’S CERTIFICATE

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Annex I-1

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Annex I-2

ANNEX II

PRICING SUPPLEMENT

Annex II-1

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

$150,000,000

StoneMor Operating LLC

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Osiris Holding of Maryland Subsidiary, Inc.

10 1/4% Senior Notes due 2017

November 18, 2009

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated November 10, 2009. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act.

Terms Applicable to the 10 1/4% Senior Notes due 2017

Issuers:	StoneMor Operating LLC Cornerstone Family Services of West Virginia Subsidiary, Inc. Osiris Holding of Maryland Subsidiary, Inc.

Title of Securities:	10 1/4% Senior Notes due 2017 (the “Notes”).

Principal Amount:	$150,000,000

Gross Proceeds:	$146,028,000

Maturity Date:	December 1, 2017.

Issue Price:	97.352% plus any accrued interest, if any, from November 24, 2009.

Coupon:	10.250%

Annex II-1

Yield to Maturity:	10.750%

Interest Payment Dates:	June 1 and December 1 of each year, commencing June 1, 2010.

Record Dates:	May 15 and November 15 of each year.

Trade Date:	November 18, 2009.

Settlement Date:	November 24, 2009 (T+4).

Distribution:	144A and Regulation S with registration rights as set forth in the Preliminary Offering Memorandum

Original Issue Discount	The notes will be issued with original issue discount, or OID, for U.S. federal income tax purposes.

Sole Book-Running Manager:	Banc of America Securities LLC

Co-Managers:	Raymond James & Associates, Inc. TD Securities (USA) LLC

Guarantees:	The notes will be guaranteed on a senior unsecured basis by StoneMor Partners L.P. and its existing and future wholly owned subsidiaries (other than the Issuers) that guarantee, or are borrowers under, StoneMor Partners L.P.’s credit agreement.

Optional Redemption:

At any time prior to December 1, 2013, the Issuers may, on one or more occasions, redeem all or any portion of the Notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the Applicable Premium as of the date of redemption, including accrued and unpaid interest to the redemption date.

At any time or from time to time on or after December 1, 2013, the Issuers, at their option, may redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, if any, to the redemption date, if redeemed during the 12-month period beginning December 1 of the years indicated below:

Year	Redemption Price
2013	105.125%
2014	102.563%
2015 and thereafter	100.000%

Annex II-2

Notwithstanding the foregoing, at any time or from time to time prior to December 1, 2012, the Issuers, at their option, may redeem up to 35% of the aggregate principal amount of the Notes issued under the Indenture (including any Additional Notes) with the net cash proceeds of one or more Qualified Equity Offerings at a redemption price equal to 110.250% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that (1) at least 65% of the aggregate principal amount of Notes issued under the Indenture (including any Additional Notes) remains outstanding immediately after the occurrence of such redemption and (2) the redemption occurs within 90 days of the date of the closing of any such Qualified Equity Offering.

“Applicable Premium” means, with respect to any Note on any redemption date, the greater of: (1) 1.0% of the principal amount of the Note; or

(2) the excess of: (a) the present value at such redemption date of (i) the redemption price of the Note at December 1, 2013, plus (ii) all required interest payments due on the note through December 1, 2013 (excluding accrued and unpaid interest due on the Note to the redemption date), computed at a discount on the basis of semi-annual compounding using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over (b) the principal amount of such Note.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to December 1, 2013; provided, however, that if the period from the redemption date to December 1, 2013 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

Annex II-3

Change of Control:	Upon the occurrence of a change of control, the Issuers must offer to repurchase the notes for a cash price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest to the date of repurchase.

CUSIP and ISIN Numbers:	86184B AA0 (144ACUSIP) U8603C AA2 (Reg S CUSIP)	US86184BAA08 (144A ISIN) USU8603CAA28 (Reg S ISIN).

Change to the Preliminary Offering Memorandum:	The following change will be made to the Preliminary Offering Memorandum.

Amendment to Existing Credit Agreement

The fifth paragraph under the “Amendment to Existing Credit Agreement” section of “Description of Other Indebtedness” is hereby deleted and superseded in its entirety by the following paragraph:

The Credit Agreement is expected to amend the Consolidated Leverage Ratio covenant such that the Consolidated Leverage Ratio shall not exceed 4.00 to 1.00 for any most recently completed four fiscal quarters through and including December 31, 2009, 3.75 to 1.00 for any period of most recently completed four fiscal quarters ending between January 1, 2010 and December 31, 2010, inclusive, or 3.65 to 1.00 for any most recently completed four fiscal quarters ending thereafter.

Other information (including net proceeds of the offering and other financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described herein.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these securities or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Annex II-4